HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2018 Investor Presentation May 3, 2018

How HC2 Builds Value

Clear focus on delivering sustainable value for all stakeholders

- Value operator with long-term outlook
- Acquire controlling equity interests in diverse industries creating value through growth in operating subsidiaries
- Strong capital base allows funding of subsidiary growth
- Speed of execution gives HC2 a competitive advantage over traditional private equity firms



Envision
Empower
Execute

Envision

- Seek to build value over the long-term
- Leadership team's expansive network results in unique deal flow
- Target a barbell investment strategy
  - Stable cash flow generation
  - Early-stage companies with option value

Empower Management

- Partner with experienced management teams
- Establish specific operating objectives and clear growth plans
- Provide financial expertise
- Help execute strategy

Execute

- Focus on speed of execution
- Capitalize on opportunities to create, extract and monetize value
- Realize synergies and optimize resources
- Deliver sustainable value

© 2018 HC2 Holdings, Inc. 10

HC2's Diversified Portfolio

Core Operating Subsidiaries

Construction: DBM Global (SCHUFF)
- One of the largest steel fabrication and erection companies in the U.S.
- Offers full suite of integrated steel construction and professional services
- 92.5% ownership
- FY17 Revenue: $579.0m
- FY17 Adjusted EBITDA: $51.6m

Marine Services: GMSL
- Leading provider of subsea cable installation, maintenance and protection in telecom, offshore power and oil & gas
- JV's with Huawei Marine Networks & S.B. Submarine Systems (China Telecom)
- 72.7% ownership
- FY17 Revenue: $169.5m
- FY17 Adjusted EBITDA: $44.0m

Energy: ANG
- Premier distributor of natural gas motor fuel throughout the U.S.
- Currently own or operate 44 natural gas fueling stations throughout United States
- 67.7% ownership
- FY17 Revenue: $16.4m
- FY17 Adjusted EBITDA: $2.9m

Telecom: PTGi ICS
- One of the largest International wholesale telecom service companies
- Global sales presence
- Internal and scalable offshore back office operations
- 100% ownership
- FY17 Revenue: $701.9m
- FY17 Adjusted EBITDA: $6.9m

Core Financial Services Subsidiaries

Insurance: CIG
- Platform to invest in long-term care (LTC) portfolio of assets
- Initially acquired American Financial Group's LTC assets
- Pending acquisition of Humana's $2.3b LTC assets
- 100% ownership
- ~$74.7m of statutory surplus
- ~$86.4m total adjusted capital
- ~$2.1b total GAAP assets
- ~$1.5b cash & invested assets

Early Stage and Other Holdings

Life Sciences: PANSEND
- **MediBeacon:** Unique non-invasive real-time monitoring of kidney function
- **R2 Dermatology:** Medical device to brighten skin based on Mass. General Hospital technology
- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare

Other:
- **HC2 Broadcasting Holdings** Capitalizing on Over-The-Air broadcast opportunities
- **704Games (Formerly DMR)** Owns worldwide exclusive licensing rights to NASCAR® simulation style racing titles

All data as of December 31, 2017 unless otherwise noted
Construction formerly Manufacturing; Energy formerly Utilities

© 2018 HC2 Holdings, Inc.

11

First Quarter 2018 Update

BeneVir:

- **BeneVir is a portfolio company of Pansend, our Life Sciences segment**
  - Focused on the development of a patent-protected oncolytic virus, BV-2711, for the treatment of solid cancer tumors
- **Pansend is the owner of all of BeneVir's outstanding preferred stock, through which Pansend holds an approximate 80%, or 76% on a fully diluted basis, controlling interest in BeneVir**
- **On May 1st, BeneVir entered into a definitive agreement to be acquired by Janssen Biotech, Inc. ("Janssen")**
- **Janssen will make an upfront cash payment of $140 million at closing of the transaction, plus additional contingent payments of up to $900 million based on achievement of certain predetermined commercial milestones**
  - HC2 expects to receive an initial payment in excess of $70 million in net proceeds from the sale of BeneVir at close, with an additional $10 million being held in escrow
  - The total amount of all payments could exceed $1 billion to current BeneVir shareholders if all milestones are met
  - HC2 has invested ~$8 million to date
- **The closing of the transaction is subject to customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act and is expected to close in the second quarter of 2018**

© 2018 HC2 Holdings, Inc.

14

First Quarter 2018 Update

GMSL:

- **We expect GMSL to report backlog at levels consistent with those reported at year end, reflective of normal burn off recognized in the first quarter on its maintenance contracts, in addition to strong backlog from GMSL's Huawei Marine joint venture**
- **As a result of quarterly variability that the Company has highlighted previously, GMSL expects to report slightly negative Adjusted EBITDA for the quarter**
- **Quarterly variability is not unusual**

Adjusted EBITDA *($USD millions)*	Q1	Q2	Q3	Q4	Total
2016	$0.5	$11.8	$14.0	$14.8	**$41.2**
2017	$16.3	$3.6	$8.8	$15.3	**$44.0**

- **Adjusted EBITDA impacted by:**
  - Timing of two major turnkey projects in the Huawei joint venture, which are expected to ramp up across the remainder of 2018
  - Lower offshore power contribution versus strong prior year comparable period
  - Higher unutilized vessel costs due to mobilization for contracted projects
- **We believe the above represent short term timing issues and GMSL's long-term performance outlook is still positive**

Other Core Operating Segments:

- **Based on preliminary data , we currently expect to report Adjusted EBITDA in aggregate for our other Core Segments, which include Construction, Energy and Telecommunications, at levels consistent with the first quarter of the prior year**

Note: Because the reporting period for the first quarter ended March 31, 2018 has recently ended, these preliminary anticipated results reflect assumptions and estimates based only on preliminary information available to us as of the date of this presentation Actual results for the first quarter of 2018 could differ materially from the above expectations. In addition, GMSL's results could be materially adversely affected by any of the risks set forth under "Risk Factors – Risks Related to GMSL" or items described under "Disclosure Regarding Forward-Looking Statements" in our offering memorandum.

© 2018 HC2 Holdings, Inc.

15

Financial Overview

© 2 0 1 8 H C 2 H O L D I N G S , I N C . $513.8 $502.7 $579.0 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2015 2016 2017 DBM Global Historical Financial Summary 17 Revenue Adjusted EBITDA Free Cash Flow(1) Backlog $52.0 $59.9 $51.6 10.1% 11.9% 8.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2015 2016 2017 Adj. EBITDA Adj. EBITDA Margin % $380.8 $503.4 $723.4 $772.4 $0.0 $200.0 $400.0 $600.0 $800.0 2015 2016 2017 ($USD millions) 1. Free Cash Flow defined as Adjusted EBITDA less Maintenance Capital Expenditures. Total Backlog is $772.4 million inclusive of contracts awarded, but not yet signed $2.9 $4.8 $2.4 $2.1 $4.5 $9.3 $49.1 $55.1 $49.2 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2015 2016 2017 Maintenance CapEx Growth CapEx FCF

© 2 0 1 8 H C 2 H O L D I N G S , I N C . Global Marine Group Historical Financial Summary 18 $42.1 $41.2 $44.0 31.2% 25.4% 26.0% 0% 10% 20% 30% 40% 50% 60% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2015 2016 2017 Adj. EBITDA Adj. EBITDA Margin Revenue Adjusted EBITDA Capital Expenditures Free Cash Flow(1) $37.3 $35.5 $40.7 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2015 2016 2017 ($USD millions) 1. Free Cash Flow defined as Adjusted EBITDA less Maintenance Capital Expenditures. $4.8 $5.7 $3.3 $5.9 $6.5 $7.2 $10.7 $12.2 $10.5 $0.0 $4.0 $8.0 $12.0 $16.0 $20.0 2015 2016 2017 Maintenance Growth $84.6 $114.2 $107.0 $30.9 $38.3 $25.3$19.4 $9.4 $37.2 $134.9 $161.9 $169.5 $0.0 $50.0 $100.0 $150.0 $200.0 2015 2016 2017 Maintenance Telecom Install O&G / Power Install

© 2 0 1 8 H C 2 H O L D I N G S , I N C . Historical Consolidated Revenue and Adjusted EBITDA 19 ($USD millions) Core Operating Revenue $460.4 $735.0 $701.9 $513.8 $502.7 $579.0 $134.9 $161.9 $169.5 $6.8 $6.4 $16.4 $1,115.9 $1,406.0 $1,466.8 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2015 2016 2017 PTGi ICS DBM Global Global Marine ANG Core Operating Adjusted EBITDA(1) $2.0 $5.6 $6.9 $52.0 $59.9 $51.6 $42.1 $41.2 $44.0 $0.9 $2.5 $2.9$97.1 $109.1 $105.5 $0 $20 $40 $60 $80 $100 $120 2015 2016 2017 PTGi ICS DBM Global Global Marine ANG 1. Adjusted EBITDA does not include results of our Insurance segment. Non-Core Operating Revenue 2015 2016 2017 CIG $2.9 $142.5 $151.6 Pansend - - - Other 2.1 9.7 15.8 Non-Op. Corp. - - - Total Core + Non-Core $1,120.8 $1,558.1 $1,634.1 Non-Core Operating Adjusted EBITDA(1) 2015 2016 2017 Pansend (7.2) (12.0) (22.4) Other (18.3) (11.2) (3.1) Non-Op. Corp. (19.5) (25.7) (29.2) Total Core + Non-Core $52.1 $60.2 $50.8

© 2 0 1 8 H C 2 H O L D I N G S , I N C . Free Cash Flow Generation 20 ($USD millions) 1. Free Cash Flow defined as Adjusted EBITDA less Maintenance Capital Expenditures. LTM 12/31/17 Core Operating Adj. EBITDA $105.5 Less: Non-Operating Corporate Adj. EBITDA $29.2 Less: GMSL Maintenance Capex 3.3 Less: DBM Global Maintenance Capex 2.4 Less: ANG Maintenance Capex 2.1 Less: PTGi ICS Maintenance Capex 0.1 Less: HC2 Capex (0.0) Free Cash Flow (1) $68.4 L ss: DBM Global Growth Capex $9.3 Less: GMSL Growth Capex 7.2 Less: ANG Growth Capex 6.4 Less: Pansend Growth Capex 0.5 Less: PTGi ICS Growth Capex - Free Cash Flow after Growth Capex $45.0

Appendix

DBM Global Inc. (Schuff Intl.)



L.A. Rams



Apple



Sacramento Kings

Business Description:

- DBM Global Inc. is focused on delivering world class, sustainable value to its clients through a highly collaborative portfolio of companies which provide better designs, more efficient construction and superior asset management solutions
- The Company offers integrated steel construction services from a single source and professional services which include design-assist, design-build, engineering, BIM participation, 3D steel modeling/detailing, fabrication, advanced field erection, project management and state-of-the-art steel management systems
- Major market segments include commercial, healthcare, convention centers, stadiums, gaming and hospitality, mixed use and retail, industrial, public works, bridges, transportation and international projects

Select Management:

- Rustin Roach – President and CEO
- Michael Hill – CFO and Treasurer
- Scott Sherman – VP, General Counsel
- Shane Metzger - COO



DC United

Select Customers:

TARGET
CATERPILLAR
WILSHIRE GRAND
VOLVO
KAISER PERMANENTE
IKEA
CITYCENTER
DOW
THE COSMOPOLITAN of LAS VEGAS
SFO
Banner Health
Google
PHX
intel
facebook
THE PALAZZO Las Vegas
SACRAMENTO KINGS
ARIZONA CARDINALS
GM

© 2018 HC2 Holdings, Inc.
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DBM Global Inc. (Schuff Intl.)

	Core Activities	Products & Service Offerings	Industries Served
SCHUFF STEEL	• The largest structural steel fabricator and erector in the U.S. • In-house structural & design engineering expertise	• Structural Steel fabrication • Steel erection services • Structural engineering & design services • Preconstruction engineering services • BIM (Building Information Modeling) • Project Mgmt (proprietary SIMS platform)	• Commercial • Conv. & Event Centers • Energy • Government • Healthcare • Industrial & Mining • Infrastructure • Leisure • Retail • Transportation
	• Assets of Mountain States Steel became part of Schuff Steel (4Q17) • Mountain States Steel has a modern fabrication facility located on approximately 32 acres in Lindon, Utah.	• Extensive track record delivering structural steel for iconic projects throughout the Western United States: San Francisco-Oakland Bay Bridge, Alameda Corridor Transportation Authority Bridge, Mile High Stadium, Paris Hotel & Casino in Las Vegas, etc.	• Bridge • Infrastructure • Leisure
SCHUFF STEEL MANAGEMENT COMPANY	• Provides structural steel fabrication & erection services for smaller projects leveraging subcontractors and in-house project managers	• Structural Steel fabrication (subcontracted) • Steel erection services (subcontracted) • Project Mgmt (proprietary SIMS platform)	• Commercial • Government • Healthcare • Leisure • Retail • Transportation
AITKEN	• Manufactures equipment for use in the petrochemical oil & gas industries, such as: pollution control scrubbers, tunnel liners, pressure vessels, strainers, filters & separators	• Design engineering • Fabrication services	• Petrochemical • Oil & gas infrastructure • Pipelines
pdc	• A highly experienced global Detailing and 3D BIM Modelling company	• Steel Detailing • 3D BIM Modelling • BIM Management • Integrated Project Delivery (IPD) • 3D Animation and Visualization	• Commercial • Conv. & Event Ctrs • Energy • Government • Healthcare • Industrial & Mining • Infrastructure • Leisure • Retail • Transportation
BDS VirCon	• A global Building Information Modelling (BIM), Steel Detailing and Rebar Detailing firm	• Steel Detailing • Rebar Detailing • 3D BIM Modelling • Connection Design • Forensic Modelling & Animation	• Commercial • Conv. & Event Ctrs • Energy • Government • Healthcare • Industrial & Mining • Infrastructure • Leisure • Retail • Transportation
CANDRAFT VSI	• The premiere Bridge and Complex Structures Detailing and Building Information Modelling (BIM) firm in N.A.	• Bridge Detailing • Steel Detailing • 3D BIM Modelling • Connection Design	• Bridge • Commercial • Conv. & Event Ctrs • Energy • Government • Infrastructure

© 2018 HC2 Holdings, Inc.

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Global Marine Group



Global Marine Group - Business Description:

"Engineering a Clean and Connected Future"

- Leading provider of offshore marine engineering delivered via three business units
- Founded in 1850 - Headquartered in UK with major regional hub in Singapore and an established European base in Germany

Select Management:

- Dick Fagerstal – Executive Chairman
- Ian Douglas – Chief Executive Officer

Global Marine Highlights:

- Fiber optic cable solutions to the telecommunications and oil & gas markets
- Installed roughly 21% of the world's subsea fiber optic cable, amounting to 300,000km
- In maintenance, Global Marine benefits from long-term contracts with high renewal rates; Responsible for 385,000km of the total 1,200,000km of global in-service cable
- Significant opportunities in Telecom through 49% owned strategic joint ventures with Huawei Technologies (HMN) and China Telecom (SBSS)

CWind Highlights:

- Power cable and asset management services to the offshore renewables and utilities market
- Recognised for power cable repair solutions and the ability to mobilise quickly to minimise system downtime
- CWind delivers a broad spectrum of topside and subsea services to developers and has experience at over 40 wind farms to date
- CWind is strongly differentiated as the only integrated service provider
- CWind is recognized for having the most fuel efficient Crew Transport Vessel (CTV) fleet in the market

Global Offshore Highlights:

- Trenching and power cable lay services to the oil & gas industry
- To date, the Global Offshore team has been involved in the installation of more than 470 power cables
- Market-leading Q1400 trenching system effective in the harshest of seas and most challenging of seabed conditions
- Completed work on five UK and two European wind farms to date
- Multiple operations in oil & gas for major oil companies such as Shell and BP



Select Customers:

Technip, T-Mobile, Senvion, Sprint, Siemens, at&t, RWE, SingTel, Prysmian, bp, e.on, AkerBP, tampnet, Vattenfall, Dong energy, Shell

11/30/17: Global Marine Group closes acquisition of Fugro's Trenching and Cable Lay Services Business

© 2018 HC2 Holdings, Inc.
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Global Marine Group

	Global Marine	CWIND	Global Offshore
Core Activities	**Maintenance** • Provision of vessels on standby to repair fiber optic telecom cables in defined geographic zones • Location of fault, cable recovery, jointing and re-deployment of cables • Operation of depots storing cable and spare parts across the globe • Management of customer data through the life of the cable system	**Wind Farm** • Offshore wind planning, construction and operations & maintenance support services • Fleet of Crew Transfer Vessels (CTVs) which have a historically high utilisation and are positioned 4th in the overall CTV market • Over 250 certified & experienced personnel including technicians, riggers, slingers, lifting supervisors & foremen • Offshore training facility	**Trenching** • Trenching of cables, rigid & flexible pipelines and umbilicals • Precision installation in challenging seabed environments utilizing the market-leading Q1400 which able to perform jet trenching in soils of up to 100KPA • Providing maximum, long-term protection of assets • Engineering support & project management
Core Activities	**Fiber Optic Cable Installation** • Provision of turnkey repeated telecom systems via Huawei Marine ("HMN") joint-venture • Installation contracts for telecom customers • Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths • Fiber optic communications infrastructure to offshore platforms • Permanent Reservoir Monitoring ("PRM") systems	**Power Cable Installation & Repair** • Installation for inter-array power cables for offshore wind market • Maintenance provision, including cable storage, power joint development and vessel availability • Offshore wind planning, Interconnector installation • Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths	**Power Cable Installation** • Planning, installation, burial, storage, testing, locating, recovering and maintaining subsea cables and other subsea assets • Modern assets including the Global Symphony and the Q1400 trenching system • Approximately 400 m² of available space aft of the cable lay spread, allowing space for up to ten 20 foot containers of cable protection system • 470 power cables installed to date
Vessels	• Cable Retriever • Pacific Guardian • Wave Sentinel • Cable Innovator • C.S. Sovereign • CS Recorder • Networker • Global Symphony	• 16 owned Crew Transfer Vessels in CWind Fleet • C.S. Sovereign • CS Recorder • Global Symphony	• Global Symphony
Joint Ventures	• Sino British Submarine Systems in Asia (SBSS): Joint venture (49%) with China Telecom • Huawei Marine: Joint venture (49%) with Huawei Technologies • International Cableship Pte Ltd ("ICPL") • Joint venture (30%) with SingTel and ASEAN Cableship • SCDPL: Joint venture (40%) with SingTel	• National Wind Farm Training Centers (100%) • Sino British Submarine Systems in Asia: Joint venture (49%) with China Telecom	

© 2018 HC2 Holdings, Inc.
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American Natural Gas

Business Description:

- Designs, builds, owns, operates and maintains compressed natural gas commercial fueling stations for transportation
- Building a premier nationwide network of publically accessible heavy duty CNG fueling stations throughout the United States designed and located to serve fleet customers
  - Completed the integration & upgrade of 18 fueling stations; 44 stations owned or operated nationwide
  - Expect to expand station footprint via organic and select M&A opportunities
- Founded in 2011, with headquarters in Saratoga Springs, New York

ANG™ AMERICAN NATURAL GAS

Select Management:

- Drew West – Founder and Chief Executive Officer

"Fueling the Future"

Currently 44 stations owned or operated in 15 states across the United States*



Why CNG?:

- American transportation sector is rapidly converting from foreign-dependent diesel fuel to clean burning natural gas:
  - Dramatically reduces emissions
  - Extends truck life
  - Significantly reduces fuel cost
- Given the cost effectiveness of CNG, its environmental friendliness and the abundance of natural gas reserves in the United States, CNG is the best candidate for alternatives to gasoline and diesel for the motor vehicle market

© 2018 HC2 Holdings, Inc.
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PTGi International Carrier Services ("PTGi ICS")

Business Description:

- Leading international wholesale telecom service company providing voice and data call termination to the telecom industry worldwide
- Provides transit and termination of telephone calls through its own global network of next-generation IP soft switches and media gateways, connecting the networks of incumbent telephone companies, mobile operators and OTT companies worldwide
- Restructured in 2014, PTGi ICS now delivers industry leading technology via best of breed sales and operational support teams
  - 4Q17: Eleventh consecutive quarter of positive Adjusted EBITDA
  - 4Q17: Sixth consecutive quarter of cash dividend to HC2
- In business since 1997, recognized as a trusted business partner globally
- Headquartered in Herndon, Virginia with representation across North America, South America, the Middle East and Europe

Select Management:

- Craig Denson – Chief Executive Officer



PTGi International Carrier Services

© 2018 HC2 Holdings, Inc. 27

Continental Insurance Group

Business Description:

- The formation of Continental Insurance Group ("CIG") in April 2015 to invest in the long-term care and life insurance sector is consistent with HC2's overall strategy of taking advantage of dislocated and undervalued operating businesses
- Through CIG, HC2 intends to build an attractive platform of insurance businesses
- In December 2015, HC2 completed the acquisition of American Financial Group's long-term care and life insurance businesses, United Teacher Associates Insurance Company and Continental General Insurance Company
- Key measures as of December 31, 2017:
  - Statutory Surplus ~$74.7 million / Total Adjusted Capital ~$86.4 million
  - GAAP Assets of ~$2.1 billion / Cash and Invested Assets ~$1.5 billion

CONTINENTAL LTC INC.

Signed Definitive Agreement to Acquire Humana's Long-Term Care Insurance Business *

- Total Statutory Capital ~$150 million; ~$2.3 billion of cash and invested assets as of September 30, 2017
- Immediately accretive to Continental's Risk Based Capital ratio and Statutory Capital
- Once completed, Continental will have approximately $3.5 billion in cash and invested assets

Select Management:

- James P. Corcoran – Executive Chair
  - James has extensive experience in the insurance industry on both the corporate and regulatory side as the former Superintendent of Insurance of the State of New York

All data as of December 31, 2017 unless otherwise noted
** Humana acquisition expected to close by 3Q18*

© 2018 HC2 Holdings, Inc.

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Pansend

HC2's Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	◆ 80% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors ◆ Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion ◆ BeneVir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property ◆ BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth) ◆ Granted new patent entitled *"Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof"*, covering the composition of matter for Stealth-1H, BeneVir's lead oncolytic immunotherapy, as well as other platform assets (2Q17)
R2 dermatology	◆ 74% equity ownership of dermatology company focused on lightening and brightening skin ◆ Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan ◆ Over $20 billion global market ◆ Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16) ◆ Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)
GENOVEL	◆ 80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. ◆ "Mini-Knee" for early osteoarthritis of the knee; "Anatomical Knee" – A Novel Total Knee Replacement ◆ Strong patent portfolio
MediBeacon	◆ 50% equity ownership in company with unique technology and device for monitoring of real-time kidney function ◆ Current standard diagnostic tests measure kidney function are often inaccurate and not real-time ◆ MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care ◆ $3.5 billion potential market ◆ Successfully completed a key clinical study of its unique, real-time kidney monitoring system on subjects with impaired kidney function at Washington University in St. Louis. (1Q17)
Triple Ring technologies	◆ Profitable technology and product development company ◆ Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare ◆ Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space ◆ Contract R&D market growing rapidly ◆ Customers include Fortune 500 companies and start-ups

Note: Equity ownership percentages do not reflect fully diluted amounts.
All data as of December 31, 2017 unless otherwise noted

© 2018 HC2 Holdings, Inc.

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704Games
(Formerly Dusenberry Martin Racing (DMi, Inc.))

Business Description:

- Owns worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms
  - Owns all the code, artwork and animation previously developed for legacy games
  - License also extends to NASCAR® racetracks and all the leading NASCAR® race teams and drivers
  - Since inception, 704Games developed an all-new NASCAR® racing simulation game, NASCAR® Heat Evolution, for PlayStations 4, Xbox One and PC, as well as NASCAR-themed mobile trivia and slots games
- In April 2016, DMR secured $8.0m in additional equity growth capital from consortium of new investors including superstar drivers Joey Logano and Brad Keselowski
  - NASCAR® Heat Evolution successfully released September 2016
  - NASCAR® Heat Evolution announced 2017 Team Update available February 2017
    - Team & Roster Updates, New Drivers, New Paint Schemes, 2017 NASCAR® Schedule, etc.
  - DMR Re-brands to 704Games – Appoints racing industry veteran Paul Brooks as CEO and Brad Keselowski to Board of Directors (March 2017)
  - NASCAR® Heat Mobile game released (May 2017)
  - NASCAR® Heat 2 released (September 2017)
- Headquartered in Charlotte, NC in NASCAR® Headquarters building (NASCAR® Plaza)


NASCAR
HEAT 2


NASCAR
HEAT 2

All data as of December 31, 2017 unless otherwise noted

© 2018 HC2 Holdings, Inc.

30

© 2 0 1 8 H C 2 H O L D I N G S , I N C . Consolidated Financial Summary 31 Q4 2017 Q4 2016 FY 2017 FY 2016 Statement of Operations (Selected Financial Data) Total Net Revenue $458.5 $454.0 $1,634.1 $1,558.1 Total Operating Expenses $460.0 $449.0 $1,635.3 $1,559.5 Income Loss From Operations ($1.5) $5.0 ($1.1) ($1.4) Interest Expense ($15.7) ($11.8) ($55.1) ($43.4) Income From Equity Investees $5.2 $7.6 $17.8 $10.8 Income (loss) Before Taxes ($11.2) ($6.7) ($39.8) ($45.8) Net Loss attributable to common and participating preferred ($9.2) ($67.3) ($49.7) ($105.4) Non-GAAP Measures Core Operating Adjusted EBITDA $32.4 $37.9 $105.5 $109.1 Total Adjusted EBITDA $19.7 $26.5 $50.8 $60.2 Insurance AOI $2.6 ($6.9) $8.0 ($15.9) Note: Reconciliations of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Adjusted Operating Income for Q1 2016 was adjusted to exclude certain intercompany eliminations to better reflect the results of the Insurance segment, and remain consistent with internally reported metrics. Additional details in appendix. All data as of December 31, 2017 unless otherwise noted Construction formerly Manufacturing; Energy formerly Utilities ($USD millions)

Segment Financial Summary

($USD millions)

Adjusted EBITDA for "Core Operating Subsidiaries" $105.5m for FY 2017

		FY 2017	Q4 2017	Q3 2017	Q2 2017	Q1 2017	FY 2016
Adjusted EBITDA	**Core Operating Subsidiaries**						
	Construction	$51.6	$15.1	$16.8	$11.1	$8.6	$59.9
	Marine Services	44.0	15.3	8.8	3.6	16.3	41.2
	Energy	2.9	0.4	0.3	1.0	1.2	2.5
	Telecom	6.9	1.6	1.5	2.2	1.7	5.6
	Total Core Operating	**$105.5**	**$32.4**	**$27.3**	**$17.9**	**$27.8**	**$109.1**
	Early Stage and Other Holdings						
	Life Sciences	($22.4)	($5.2)	($8.2)	($4.9)	($4.1)	($12.0)
	Other	(3.1)	1.3	(1.1)	(2.2)	(1.2)	(11.2)
	Total Early Stage and Other	**($25.5)**	**($3.9)**	**($9.3)**	**($7.1)**	**($5.2)**	**($23.2)**
	Non-Operating Corporate	($29.2)	($8.7)	($8.3)	($6.3)	($5.9)	($25.7)
	Total HC2 (excluding Insurance)	**$50.8**	**$19.7**	**$9.8**	**$4.6**	**$16.7**	**$60.2**
Adjusted Operating Income	**Core Financial Services**						
	Insurance	$8.0	$2.6	$3.7	$2.6	($1.0)	($15.9)

Note: Reconciliations of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Adjusted Operating Income for Q1 2016 was adjusted to exclude certain intercompany eliminations to better reflect the results of the Insurance segment, and remain consistent with internally reported metrics. Additional details in appendix.

All data as of December 31, 2017
Construction formerly Manufacturing; Energy formerly Utilities.

© 2018 HC2 Holdings, Inc.

32

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Full Year Ended December 31, 2017

($USD thousands)

Year Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.								$ (46,911)
Less: Net Income attributable to HC2 Holdings Insurance segment								7,066
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 23,624	$ 15,173	$ (516)	$ 6,163	$ (18,098)	$ (18,005)	$ (62,318)	$ (53,977)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	5,583	22,898	5,071	371	186	1,508	71	35,688
Depreciation and amortization (included in cost of revenue)	5,254	-	-	-	-	-	-	5,254
Amortization of equity method fair value adjustment at acquisition	-	(1,594)	-	-	-	-	-	(1,594)
Asset impairment expense	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	292	(3,500)	247	181	-	-	-	(2,780)
Lease termination costs	-	249	-	17	-	-	-	266
Interest expense	976	4,392	1,181	41	-	4,373	44,135	55,098
Net loss (gain) on contingent consideration	-	-	-	-	-	-	(11,411)	(11,411)
Other (income) expense, net	(41)	2,683	1,488	149	(17)	6,541	(92)	10,711
Foreign currency (gain) loss (included in cost of revenue)	-	(79)	-	-	-	-	-	(79)
Income tax (benefit) expense	10,679	203	(4,243)	7	(820)	(1,129)	(10,185)	(5,488)
Noncontrolling interest	1,941	260	(681)	-	(3,936)	(1,164)	-	(3,580)
Bonus to be settled in equity	-	-	-	-	-	-	4,130	4,130
Share-based compensation expense	-	1,527	364	-	319	279	2,754	5,243
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition costs	3,280	1,815	-	-	-	2,648	3,764	11,507
Adjusted EBITDA	**$ 51,588**	**$ 44,027**	**$ 2,911**	**$ 6,929**	**$ (22,366)**	**$ (3,139)**	**$ (29,152)**	**$ 50,798**
Total Core Operating Subsidiaries	**$ 105,455**							

© 2018 HC2 Holdings, Inc.

33

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Full Year Ended December 31, 2016

($USD thousands)

Year Ended December 31, 2016	Core Operating Subsidiaries				Early Stage & Other			
	Construction	**Marine**	**Energy**	**Telecom**	**Life Sciences**	**Other & Elimination**	**Non-operating Corporate**	**Total HC2**
Net loss attributable to HC2 Holdings, Inc.								$ (94,549)
Less: Net loss attributable to HC2 Holdings Insurance segment								(14,028)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 28,002	$ 17,447	$ 7	$ 1,435	$ (7,646)	$ (24,800)	$ (94,966)	$ (80,521)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,892	22,007	2,248	504	124	1,480	9	28,264
Depreciation and amortization (included in cost of revenue)	4,370	-	-	-	-	-	-	4,370
Amortization of equity method fair value adjustment at acquisition	-	(1,371)	-	-	-	-	-	(1,371)
(Gain) loss on sale or disposal of assets	1,663	(9)	-	708	-	-	-	2,362
Lease termination costs	-	-	-	179	-	-	-	179
Interest expense	1,239	4,774	211	-	-	1,164	35,987	43,375
Net loss (gain) on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(163)	(2,424)	(8)	(87)	(3,213)	9,987	(1,277)	2,815
Foreign currency (gain) loss (included in cost of revenue)	-	(1,106)	-	-	-	-	-	(1,106)
Income tax (benefit) expense	18,727	1,394	(535)	2,803	1,558	3,250	11,245	38,442
Noncontrolling interest	1,834	974	(4)	-	(3,111)	(2,575)	-	(2,882)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based compensation expense	-	1,682	597	-	251	273	5,545	8,348
Non-recurring items	-	-	-	-	-	-	1,513	1,513
Acquisition Costs	2,296	290	27	18	-	-	2,312	4,943
Adjusted EBITDA	**$ 59,860**	**$ 41,176**	**$ 2,543**	**$ 5,560**	**$ (12,037)**	**$ (11,221)**	**$ (25,718)**	**$ 60,163**
Total Core Operating Subsidiaries	**$ 109,139**							

© 2018 HC2 Holdings, Inc.

34

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Full Year Ended December 31, 2015

($USD thousands)

Year Ended December 31, 2015	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination	Non-operating Corporate	Total HC2
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (35,565)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								1,327
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 24,451	$ 20,855	$ (274)	$ 2,779	$ (4,575)	$ (18,276)	$ (61,852)	$ (36,892)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	2,016	18,772	1,635	417	20	1,934	-	24,794
Depreciation and amortization (included in cost of revenue)	7,659	-	-	-	-	-	-	7,659
Amortization of equity method fair value adjustment at acquisition	-	(1,516)	-	-	-	-	-	(1,516)
Asset impairment expense	-	547	-	-	-	-	-	547
(Gain) loss on sale or disposal of assets	257	(138)	-	50	-	1	-	170
Lease termination costs	-	-	-	1,184	-	1	-	1,185
Interest expense	1,379	3,803	42	-	-	-	33,793	39,017
Other (income) expense, net	(443)	(1,340)	(42)	(2,304)	(1)	5,764	5,242	6,876
Foreign currency (gain) loss (included in cost of revenue)	-	(2,039)	-	-	-	-	-	(2,039)
Income tax (benefit) expense	15,572	400	(347)	(237)	(1,037)	(7,733)	(16,052)	(9,434)
Loss from discontinued operations	20	-	-	-	-	1	-	21
Noncontrolling interest	1,136	616	(267)	-	(1,681)	(1)	-	(197)
Share-based payment expense	-	-	49	-	71	-	10,982	11,102
Acquisition and nonrecurring items	-	2,181	70	121	23	-	8,362	10,757
Adjusted EBITDA	**$ 52,047**	**$ 42,141**	**$ 866**	**$ 2,010**	**$ (7,180)**	**$ (18,309)**	**$ (19,525)**	**$ 52,050**
Total Core Operating Subsidiaries	**$ 97,064**							

© 2018 HC2 Holdings, Inc.
35

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended December 31, 2017

($USD thousands)

Three Months Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination		
Net loss attributable to HC2 Holdings, Inc.								$ (8,537)
Less: Net Income attributable to HC2 Holdings Insurance segment								3,383
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,160	$ 6,230	$ 1,485	$ 1,253	$ (3,822)	$ (8,218)	$ (18,008)	$ (11,920)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,389	6,337	1,195	86	57	575	21	9,660
Depreciation and amortization (included in cost of revenue)	1,419	-	-	-	-	-	-	1,419
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	(371)
Asset impairment expense	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	199	-	208	181	-	-	-	588
Lease termination costs	-	-	-	2	-	-	-	2
Interest expense	357	1,029	629	4	-	1,965	11,704	15,688
Net loss (gain) on contingent consideration	-	-	-	-	-	-	(5,410)	(5,410)
Other (income) expense, net	117	240	(164)	72	8	3,741	368	4,382
Foreign currency (gain) loss (included in cost of revenue)	-	52	-	-	-	-	-	52
Income tax (benefit) expense	887	(36)	(4,255)	7	(820)	(1,129)	(1,073)	(6,419)
Noncontrolling interest	751	(121)	1,321	-	(728)	1,502	-	2,725
Bonus to be settled in equity	-	-	-	-	-	-	2,780	2,780
Share-based compensation expense	-	394	3	-	80	213	547	1,237
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition costs	833	1,515	-	-	-	2,648	339	5,335
Adjusted EBITDA	**$ 15,112**	**$ 15,269**	**$ 422**	**$ 1,605**	**$ (5,225)**	**$ 1,297**	**$ (8,732)**	**$ 19,748**
Total Core Operating Subsidiaries	**$ 32,408**							

© 2018 HC2 Holdings, Inc.
36

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended September 30, 2017

($USD thousands)

Three Months Ended September 30, 2017

	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.								$ (5,967)
Less: Net Income attributable to HC2 Holdings Insurance segment								4,280
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,082	$ 844	$ (939)	$ 1,348	$ (6,760)	$ (600)	$ (11,222)	$ (10,247)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,314	6,221	1,247	94	50	272	17	9,215
Depreciation and amortization (included in cost of revenue)	1,293	-	-	-	-	-	-	1,293
Amortization of equity method fair value adjustment at acquisition	-	(573)	-	-	-	-	-	(573)
Asset impairment expense	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	486	-	25	-	-	-	-	511
Lease termination costs	-	-	-	15	-	-	-	15
Interest expense	238	1,021	262	14	-	1	11,686	13,222
Net loss (gain) on contingent consideration	-	-	-	-	-	-	(6,320)	(6,320)
Other (income) expense, net	(165)	888	277	12	(10)	(118)	(718)	166
Foreign currency (gain) loss (included in cost of revenue)	-	(238)	-	-	-	-	-	(238)
Income tax (benefit) expense	4,481	(137)	-	-	-	-	(4,746)	(402)
Noncontrolling interest	558	43	(763)	-	(1,506)	(689)	-	(2,357)
Bonus to be settled in equity	-	-	-	-	-	-	765	765
Share-based compensation expense	-	394	179	-	71	19	718	1,381
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition costs	1,501	300	-	-	-	-	1,564	3,365
Adjusted EBITDA	**$ 16,788**	**$ 8,763**	**$ 288**	**$ 1,483**	**$ (8,155)**	**$ (1,115)**	**$ (8,256)**	**$ 9,796**
Total Core Operating Subsidiaries	**$ 27,322**							

© 2018 HC2 Holdings, Inc.

37

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended June 30, 2017

($USD thousands)

Three Months Ended June 30, 2017

	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.								$ (17,911)
Less: Net Income attributable to HC2 Holdings Insurance segment								164
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 4,179	$ (3,053)	$ (365)	$ 2,060	$ (4,106)	$ (3,757)	$ (13,033)	$ (18,075)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,240	5,255	1,381	94	41	331	16	8,358
Depreciation and amortization (included in cost of revenue)	1,302	-	-	-	-	-	-	1,302
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	(145)	-	18	-	-	-	-	(127)
Lease termination costs	-	55	-	-	-	-	-	55
Interest expense	174	1,040	154	14	-	16	10,675	12,073
Net loss (gain) on contingent consideration	-	-	-	-	-	-	88	88
Other (income) expense, net	28	490	255	(9)	(11)	803	214	1,770
Foreign currency (gain) loss (included in cost of revenue)	-	83	-	-	-	-	-	83
Income tax (benefit) expense	3,232	(134)	(1)	-	-	-	(6,543)	(3,446)
Noncontrolling interest	369	(156)	(492)	-	(911)	(1,372)	-	(2,562)
Bonus to be settled in equity	-	-	-	-	-	-	585	585
Share-based compensation expense	-	394	91	-	76	18	527	1,106
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition costs	701	-	-	-	-	-	1,168	1,869
Adjusted EBITDA	$ 11,080	$ 3,649	$ 1,041	$ 2,159	$ (4,911)	$ (2,151)	$ (6,303)	$ 4,564
Total Core Operating Subsidiaries	$ 17,929							

© 2018 HC2 Holdings, Inc.
38

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended March 31, 2017

($USD thousands)

Three Months Ended March 31, 2017

	Core Operating Subsidiaries				Early Stage & Other			
	Construction	**Marine**	**Energy**	**Telecom**	**Life Sciences**	**Other & Elimination**	**Non-operating Corporate**	**Total HC2**
Net loss attributable to HC2 Holdings, Inc.								$ (14,496)
Less: Net loss attributable to HC2 Holdings Insurance segment								(761)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 3,203	$ 11,152	$ (697)	$ 1,502	$ (3,410)	$ (5,430)	$ (20,055)	$ (13,735)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,640	5,085	1,248	97	38	330	16	8,454
Depreciation and amortization (included in cost of revenue)	1,240	-	-	-	-	-	-	1,240
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	(248)	(3,500)	(4)	-	-	-	-	(3,752)
Lease termination costs	-	194	-	-	-	-	-	194
Interest expense	207	1,302	136	9	-	2,391	10,070	14,115
Net loss (gain) on contingent consideration	-	-	-	-	-	-	231	231
Other (income) expense, net	(21)	1,065	1,120	74	(4)	2,115	44	4,393
Foreign currency (gain) loss (included in cost of revenue)	-	24	-	-	-	-	-	24
Income tax (benefit) expense	2,079	510	13	-	-	-	2,177	4,779
Noncontrolling interest	263	494	(747)	-	(791)	(605)	-	(1,386)
Bonus to be settled in equity	-	-	-	-	-	-	-	-
Share-based compensation expense	-	345	91	-	92	29	962	1,519
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition costs	245	-	-	-	-	-	693	938
Adjusted EBITDA	**$ 8,608**	**$ 16,346**	**$ 1,160**	**$ 1,682**	**$ (4,075)**	**$ (1,170)**	**$ (5,862)**	**$ 16,689**
Total Core Operating Subsidiaries	**$ 27,796**							

© 2018 HC2 Holdings, Inc.

39

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended December 31, 2016

($USD thousands)

Three Months Ended December 31, 2016

	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination		
Net loss attributable to HC2 Holdings, Inc.								$ (61,464)
Less: Net loss attributable to HC2 Holdings Insurance segment								(2,050)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,292	$ 8,667	$ (61)	$ (2,572)	$ (4,655)	$ (3,536)	$ (64,549)	$ (59,414)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	629	5,214	769	115	37	430	5	7,199
Depreciation and amortization (included in cost of revenue)	1,322	-	-	-	-	-	-	1,322
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	(325)
(Gain) loss on sale or disposal of assets	2,626	1	-	708	-	-	-	3,335
Lease termination costs	-	-	-	-	-	-	-	-
Interest expense	322	1,091	69	-	-	1,163	9,116	11,761
Net loss (gain) on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(75)	(1,234)	391	487	10	99	(966)	(1,288)
Foreign currency (gain) loss (included in cost of revenue)	-	864	-	-	-	-	-	864
Income tax (benefit) expense	6,086	2,150	(535)	2,803	1,558	3,250	32,726	48,038
Noncontrolling interest	594	464	(253)	-	(809)	(513)	-	(517)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based compensation expense	-	375	490	-	67	35	712	1,679
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition Costs	1,868	24	-	-	-	-	490	2,382
Adjusted EBITDA	**$ 20,664**	**$ 14,809**	**$ 870**	**$ 1,541**	**$ (3,792)**	**$ 928**	**$ (8,552)**	**$ 26,468**
Total Core Operating Subsidiaries	**$ 37,884**							

© 2018 HC2 Holdings, Inc.

40

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended September 30, 2016

($USD thousands)

Three Months Ended September 30, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination		
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (4,558)
Less: Net loss attributable to HC2 Holdings Insurance segment								(2,189)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 6,962	$ 8,696	$ 27	$ 1,796	$ (2,285)	$ (8,160)	$ (9,404)	$ (2,368)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	431	5,554	582	144	32	380	4	7,127
Depreciation and amortization (included in cost of revenue)	1,321	-	-	-	-	-	-	1,321
Amortization of equity method fair value adjustment at acquisition	-	(329)	-	-	-	-	-	(329)
Asset impairment expense	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	(23)	-	-	-	-	-	-	(23)
Lease termination costs	-	-	-	(159)	-	-	-	(159)
Interest expense	304	1,328	119	-	-	-	8,969	10,720
Net gain on contingent consideration	-	(1,381)	-	-	-	-	-	(1,381)
Other (income) expense, net	(12)	(632)	(24)	422	(2)	3,892	835	4,479
Foreign currency (gain) loss (included in cost of revenue)	-	(283)	-	-	-	-	-	(283)
Income tax (benefit) expense	4,672	96	-	-	-	-	(7,851)	(3,083)
Noncontrolling interest	411	465	27	-	(770)	(974)	-	(841)
Share-based payment expense	-	546	3	-	128	37	1,088	1,802
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition costs	429	-	-	-	-	-	821	1,250
Adjusted EBITDA	**$ 14,495**	**$ 14,060**	**$ 734**	**$ 2,203**	**$ (2,897)**	**$ (4,825)**	**$ (5,538)**	**$ 18,232**
Total Core Operating Subsidiaries	**$ 31,492**							

© 2018 HC2 HOLDINGS, INC.
41

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2016

($USD thousands)

Three Months Ended June 30, 2016

	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination	Non-operating Corporate	Total HC2
Net Income (loss) attributable to HC2 Holdings, Inc.								$ 1,935
Less: Net loss attributable to HC2 Holdings Insurance segment								(2,293)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,364	$ 6,002	$ 68	$ 1,009	$ (2,004)	$ (2,608)	$ (7,603)	$ 4,228
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	303	6,084	468	140	36	336	-	7,367
Depreciation and amortization (included in cost of revenue)	(206)	-	-	-	-	-	-	(206)
Amortization of equity method fair value adjustment at acquisition	-	(359)	-	-	-	-	-	(359)
Asset impairment expense	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	(1,845)	7	-	-	-	1	-	(1,837)
Lease termination costs	-	-	-	338	-	-	-	338
Interest expense	303	1,285	14	-	-	1	8,966	10,569
Gain on Contingent Consideration	-	(192)	-	-	-	-	-	(192)
Other (income) expense, net	(32)	403	(344)	29	-	(10)	465	511
Foreign currency (gain) loss (included in cost of revenue)	-	(1,540)	-	-	-	-	-	(1,540)
Income tax (benefit) expense	4,524	(212)	-	-	-	1	(9,404)	(5,091)
Noncontrolling interest	768	200	244	-	(812)	(1,044)	-	(644)
Share-based payment expense	-	152	90	-	34	40	1,359	1,675
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition costs	-	-	-	18	-	-	313	331
Adjusted EBITDA	**$ 13,179**	**$ 11,830**	**$ 540**	**$ 1,534**	**$ (2,746)**	**$ (3,283)**	**$ (5,904)**	**$ 15,150**
Total Core Operating Subsidiaries	**$ 27,083**							

© 2018 HC2 Holdings, Inc.

42

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended March 31, 2016

($USD thousands)

Three Months Ended March 31, 2016	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination	Non-operating Corporate	Total HC2
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (30,462)
Less: Net loss attributable to HC2 Holdings Insurance segment								(7,496)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 4,384	$ (5,918)	$ (27)	$ 1,202	$ 1,298	$ (10,494)	$ (13,409)	$ (22,966)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	529	5,155	429	106	19	336	-	6,574
Depreciation and amortization (included in cost of revenue)	1,933	-	-	-	-	-	-	1,933
Amortization of equity method fair value adjustment at acquisition	-	(358)	-	-	-	-	-	(358)
Asset impairment expense	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	904	(17)	-	-	-	-	-	887
Lease termination costs	-	-	-	-	-	-	-	-
Interest expense	310	1,070	9	-	-	-	8,937	10,326
Other (income) expense, net	(44)	612	(31)	(1,025)	(3,221)	6,005	(1,611)	686
Foreign currency (gain) loss (included in cost of revenue)	-	(147)	-	-	-	-	-	(147)
Income tax (benefit) expense	3,445	(640)	-	-	-	(1)	(4,226)	(1,422)
Noncontrolling interest	61	(155)	(22)	-	(720)	(44)	-	(880)
Share-based payment expense	-	609	14	-	22	160	2,386	3,191
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition costs	-	266	27	-	-	1	2,201	2,495
Adjusted EBITDA	**$ 11,522**	**$ 477**	**$ 399**	**$ 283**	**$ (2,602)**	**$ (4,038)**	**$ (5,722)**	**$ 319**
Total Core Operating Subsidiaries	**$ 12,681**							

© 2018 HC2 HOLDINGS, INC.

43

© 2 0 1 8 H C 2 H O L D I N G S , I N C . Reconciliation of U.S. GAAP Net Income (Loss) to Insurance Adjusted Operating Income 44 ($USD thousands) Adjusted Op rating Income - Insurance ("Insurance AOI") FY 2017 Q4 2017 Q3 2017 Q2 2017 Q1 2017 FY 2016 Q4 2016 Net Income (loss) - Insurance segment 7,066$ 3,381$ 4,282$ 164$ (761)$ (14,028)$ (2,050)$ Net realized and unrealized gains on investments (4,983) (2,129) (978) (1,095) (781) (5,019) (7,696) Asset impairment 3,364 - - 2,842 522 2,400 2,400 Acquisition costs 2,535 1,377 422 736 - 714 445 Insurance AOI 7,982$ 2,629$ 3,726$ 2,647$ (1,020)$ (15,933)$ (6,901)$

HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2018 A n d r e w G . B a c k m a n • i r @ h c 2 . c om • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 t h F l o o r , N e w Y o r k , N Y 1 0 0 2 2 May 3, 2018